EXHIBIT 24

                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1995, and any and all amendments thereto:

       Signature                    Title                     Date



    Thomas C. Hays
- ----------------------      Chairman of the Board       February 26, 1996
    Thomas C. Hays           and Chief Executive
                             Officer (principal
                           executive officer) and
                                   Director



    John T. Ludes
- ----------------------       President and Chief        February 26, 1996
    John T. Ludes           Operating Officer and
                                  Director



  Robert L. Plancher
- ----------------------      Senior Vice President       February 26, 1996
  Robert L. Plancher        and Chief Accounting
                             Officer (principal
                             accounting officer)



Dudley L. Bauerlein, Jr.
- ----------------------      Senior Vice President       February 26, 1996
Dudley L. Bauerlein, Jr.     and Chief Financial
                              Officer (principal
                              financial officer)



   William J. Alley
- ----------------------            Director              February 26, 1996
   William J. Alley

  Eugene R. Anderson
- ----------------------            Director              February 26, 1996
  Eugene R. Anderson



  Patricia O. Ewers
- ----------------------            Director              February 27, 1996
  Patricia O. Ewers



John W. Johnstone, Jr.
- ----------------------            Director              February 26, 1996
John W. Johnstone, Jr.



  Wendell J. Kelley
- ----------------------            Director              February 26, 1996
  Wendell J. Kelley



   Sidney Kirschner
- ----------------------            Director              February 26, 1996
   Sidney Kirschner



   Gordon R. Lohman
- ----------------------            Director              February 26, 1996
   Gordon R. Lohman



Charles H. Pistor, Jr.
- ----------------------            Director              February 26, 1996
Charles H. Pistor, Jr.



   Peter M. Wilson
- ----------------------            Director              February 26, 1996
   Peter M. Wilson

                               POWER OF ATTORNEY


     The undersigned, acting in the capacity stated with her name below, hereby constitutes and appoints GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, her attorneys-in-fact with full power to them and each of them to sign for and in her name in the capacity indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1995, and any and all amendments thereto:

       Signature                    Title                     Date


    Anne M. Tatlock
- ----------------------            Director              February 27, 1996
    Anne M. Tatlock